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                                                                   EXHIBIT 10.16


                       DIRECTOR INDEMNIFICATION AGREEMENT

     DIRECTOR INDEMNIFICATION AGREEMENT (this "Agreement"), dated as of March 31, 1999, by and between Be Free, Inc., a Delaware corporation (the "Company") including, where appropriate, any Entity (as hereinafter defined) controlled directly or indirectly by the Company), and Dan Nova ("Indemnitee"):

     WHEREAS, it is essential to the Company that it be able to retain and attract as directors the most capable persons available;

     WHEREAS, increased corporate litigation has subjected directors to litigation risks and expenses, and the limitations on the availability of directors and officers liability insurance have made it increasingly difficult for the Company to attract and retain such persons;

     WHEREAS, the Company's By-laws (the "By-laws") require the Company to indemnify its directors to the fullest extent permitted by law and permit the Company to make other indemnification arrangements and agreements;

     WHEREAS, the Company desires to provide Indemnitee with specific contractual assurance of Indemnitee's rights to full indemnification against litigation risks and expenses (regardless, among other things, of any amendment to or revocation of the By-laws or any change in the ownership of the Company or the composition of its Board of Directors), which indemnification is intended to be greater than that which is afforded by the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), the By-laws and, to the extent insurance is available, the coverage of Indemnitee under the Company's directors and officers liability insurance policies; and

     WHEREAS, Indemnitee is relying upon the rights afforded under this Agreement in continuing in Indemnitee's position as a director of the Company:

     NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

     1.   Definitions.
          -----------

     (a) "Corporate Status" describes the status of a person who is serving or has served (i) as a director of the, Company, (ii) in any capacity with respect to any employee benefit plan of the Company, or (iii) as a director, partner, trustee, officer, employee, or agent of any other Entity at the request of the Company.

     (b) "Entity" shall mean any corporation, partnership, joint venture, trust, foundation, association, organization or other legal entity and any group or division of the Company or any of its subsidiaries.

     (c) "Expenses" shall mean all reasonable fees, costs and expenses incurred in connection with any Proceeding (as defined below), including, without limitation, attorneys' fees, disbursements and retainers (including, without limitation, any such


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fees, disbursements and retainers incurred by Indemnitee pursuant to Sections 10 and 11(c) of this Agreement), fees and disbursements of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and Investment bankers), court costs, transcript costs, fees of experts, travel expenses, duplicating, printing and binding costs, telephone and fax transmission charges, postage, delivery services, secretarial services, and other disbursements and expenses.

     (d) "Indemnifiable Expenses," "Indemnifiable Liabilities" and "Indemnifiable Amounts" shall have the Meanings ascribed to those terms in
Section 3(a) below.

     (e) "Liabilities" shall mean judgments* damages, liabilities, losses, penalties, excise taxes, fines and amounts paid in settlement.

     (f) "Proceeding" shall mean any threatened pending or completed claim, action, suit, arbitration, alternate dispute resolution process, investigations administrative hearing, appeals or any other proceeding, whether civil, criminal, administrative, arbitrative or investigative, whether formal or informal, including a proceeding initiated by Indemnitee pursuant to Section 10 of this Agreement to enforce Indemnitee's rights hereunder.

     2.   Services of Indemnitee.  In consideration of the Company's covenants
          ----------------------
and commitments hereunder, Indemnitee agrees to serve or continue to serve as a director of the Company. However, this Agreement shall not impose any obligation on Indemnitee or the Company to continue Indemnitee's service to the Company beyond any period otherwise required by law or by other agreements or commitments of the parties, if any.

     3.   Agreement to Indemnify.  The Company agrees to indemnify Indemnitee as
          ----------------------
follows:

     (a) Subject to the exceptions contained in Section 4(a) below, if Indemnitee was or is a party or is threatened to be made a party to any Proceeding (other than in action by or in the right of the Company) by reason of Indemnitee's Corporate Status, Indemnitee shall be indemnified by the Company against all Expenses and Liabilities incurred or paid by Indemnitee in connection with such Proceeding (referred to herein as "Indemnifiable Expenses" and "Indemnifiable Liabilities," respectively, and collectively as "Indemnifiable Amounts").

     (b) Subject to the exceptions contained in Section 4(b) below, if Indemnitee was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Company to procure a judgment in its favor by reason of Indemnitee's Corporate Status, Indemnitee shall be indemnified by the Company against all Indemnifiable Expenses.

     4.   Exceptions to Indemnification.  Indemnitee shall be entitled to
          -----------------------------
indemnification under Sections 3(a) and 3(b) above in all circumstances other than the following:

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     (a) If indemnification is requested under Section 3(a) and it has been adjudicated finally by a court of competent jurisdiction that, in connection with the subject of the Proceeding out of which the claim for indemnification has arisen, Indemnitee failed to act in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company with respect to which Indemnitee's Corporate Status has given rise to a claim against Indemnitee, or, with respect to any criminal action or proceeding, Indemnitee had reasonable cause to believe that Indemnitee's conduct was unlawful, Indemnitee shall not be entitled to payment of Indemnifiable Amounts hereunder.

     (b) If indemnification is requested under Section 3(b) and

     (i) it has been adjudicated finally by a court of competent jurisdiction that, in connection with the subject of the Proceeding out of which the claim for indemnification has arisen, Indemnitee failed to act in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, Indemnitee shall not be entitled to payment of Indemnifiable Expenses hereunder; or

     (ii) it has been adjudicated finally by a court of competent jurisdiction that Indemnitee is liable to the Company with respect to any claim, issue or matter involved in the Proceeding out of which the claim for indemnification has arisen, including, without limitation, a claim that Indemnitee received an improper personal benefit, no Indemnifiable Expenses shall be paid with respect to such claim, issue or matter unless the Superior Court or another court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Indemnifiable Expenses which such court shall deem proper.

     5.   Procedure for Payment of Indemnifiable Amounts.  Indemnitee shall
          ----------------------------------------------
submit to the Company a written request specifying the Indemnifiable Amounts for which Indemnitee seeks payment under Section 3 of this Agreement and the basis for the claim. The Company shall pay such Indemnifiable Amounts to Indemnitee within twenty (20) calendar days of receipt of the request. At the request of the Company, Indemnitee shall furnish such documentation and information as are reasonably available to Indemnitee and necessary to establish that Indemnitee is entitled to indemnification hereunder.

     6.   Indemnification for Expenses of a Party Who is Wholly or Partly
          ---------------------------------------------------------------
Successful. Notwithstanding any other provision of this Agreement, and without
----------
limiting any such provision, to the extent that Indemnitee is, by reason of Indemnitee's Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, Indemnitee shall be indemnified against all Expenses reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or

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matters in such Proceeding, the Company shall indemnify Indemnitee against all
Expenses reasonably incurred by Indemnitee or on Indemnitee's behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Agreement, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter,

     7.   Effect of Certain Resolutions.  Neither the settlement or termination
          -----------------------------
of any Proceeding nor the failure of the Company to award indemnification or to determine that indemnification is payable shall create an adverse presumption that Indemnitee is not entitled to indemnification hereunder. In addition, the termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendes or its equivalent shall not create a presumption
               ---- ---------
that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee's action was unlawful.

     8.   Agreement to Advance Expenses; Conditions.  The Company shall pay to
          -----------------------------------------
Indemnitee all Indemnifiable Expenses incurred by Indemnitee in connection with any Proceeding, including a Proceeding by or in the right of the Company, in advance of the final disposition of such Proceeding. To the extent required by Delaware law, Indemnitee hereby undertakes to repay the amount of Indemnifiable Expenses paid to Indemnitee if it is finally determined by a court of competent jurisdiction that Indemnitee is not entitled under this Agreement to Indemnification with respect to such Expenses. This undertaking is an unlimited general obligation of Indemnitee.

     9.   Procedure for Advance Payment of Expenses.  Indemnitee shall submit to
          -----------------------------------------
the Company a written request specifying the Indemnifiable Expenses for which Indemnitee seeks an advancement under Section 8 of this Agreement, together with documentation evidencing that Indemnitee has incurred such Indemnifiable Expenses. Payment of Indemnifiable Expenses under Section 8 shall be made no later than twenty (20) calendar days after the Company's receipt of such request.

     10.  Remedies of Indemnitee.
          ----------------------

     (a) Right to Petition Court.  In the event that Indemnitee makes a request
         -----------------------
for payment of Indemnifiable Amounts under Sections 3 and 5 above or a request for an advancement of Indemnifiable Expenses under Sections 8 and 9 above and the Company fails to make such payment or advancement in a timely manner pursuant to the terms of this Agreement, Indemnitee may petition the Superior Court to enforce the Company's obligations under this Agreement.

     (b) Burden of Proof.  In any judicial proceeding brought under Section
         ---------------
10(a) above, the Company shall have the burden of proving that Indemnitee is not entitled to payment of Indemnifiable Amounts hereunder.

     (c) Expenses.  The Company agrees to reimburse Indemnitee in full for any
         --------
Expenses incurred by Indemnitee in connection with investigating, preparing for,

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litigating, defending or sealing any action brought by Indemnitee under Section
10(a) above, or in connection with any claim or counterclaim brought by the Company in connection therewith.

     (d) Validity of Agreement.  The Company shall be precluded from asserting
         ---------------------
in any Proceeding, including, without limitation, an action under Section 10(a) above, that the provisions of this Agreement are not valid, binding and enforceable or that there is insufficient consideration for this Agreement and shall stipulate in court that the Company is bound by all the provisions of this Agreement.

     (e) Failure to Act Not a Defense.  The failure of the Company (including,
         ----------------------------
without limitation, its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of the payment of Indemnifiable Amounts or the advancement or Indemnifiable Expenses under this Agreement shall not be a defense in any action brought under Section 10(a) above, and shall not create a presumption that such payment or advancement is not permissible.

     11.  Defense of the Underlying Proceeding.
          ------------------------------------

     (a) Notice by Indemnitee.  Indemnitee agrees to notify the Company promptly
         --------------------
upon being served with any summons, citation, subpoena, complaint, indictment, information, or other document relating to any Proceeding which may result in the payment of Indemnifiable Amounts or the advancement of Indemnifiable Expenses hereunder; provided, however, that the failure to give any such notice
                    --------  -------
shall not disqualify Indemnitee from the right to receive payments of Indemnifiable Amounts or advancements of Indemnifiable Expenses unless the Company's ability to defend in such Proceeding is materially and adversely prejudiced thereby,

     (b) Defense of the Company.  Subject to the provisions of the last sentence
         ----------------------
of "s Section II (b) and of Section I 1 (c) below, the Company shall have the right to defend Indemnitee n any Proceeding which may give rise to the payment of Indemnifiable Amounts hereunder; provided, however, that the Company shall
                                    --------  -------
notify Indemnitee of any such decision to defend within ten (10) days of receipt of notice of any such Proceeding under Section I 1(a) above. The Company shall not, without the prior written consent of Indemnitee, consent to the entry of any judgment against Indemnitee or enter into any settlement or compromise which
(i) includes an admission of fault of Indemnitee or (H) does not include, as an unconditional term thereof, the full release of Indemnitee from all liability in respect of such Proceeding, which release shall be in form and substance satisfactory to Indemnitee. This Section 1 1 (b) shall not apply to a Proceeding brought by Indemnitee under Section 10(a) above or pursuant to
Section 19 below.

     (c) Indemnitee's Right to Counsel.  Notwithstanding the provisions of
         -----------------------------
Section 11(b) above, if in a Proceeding to which Indemnitee is a party by reason of Indemnitee's Corporate Status, Indemnitee reasonably concludes that it may have

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separate defenses or counterclaims to assert with respect to any issue which may not be consistent with the position of other defendants in such Proceeding, or the Company fails to assume the defense of such proceeding in a tamely manner, Indemnitee shall be entitled to be represented by separate legal counsel of Indemnitee's choice at the expense of the Company. In addition, If the Company fails to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any action, suit or proceeding to deny or to recover from Indemnitee the benefits intended to be provided to Indemnitee hereunder, Indemnitee shall have the right to retain legal counsel of Indemnitee's choice, at the expense of the Company, to represent Indemnitee in connection with any such matter.

     12.  Representations and Warranties of the Company.  The Company hereby
          ---------------------------------------------
represents and warrants to Indemnitee as follows:

     (a) Authority.  The Company has all necessary power and authority to enter
         ---------
into, and be bound by the terms of* this Agreement, and the execution, delivery and performance of the undertakings contemplated by this Agreement have been duly authorized by the Company.

     (b) Enforceability.  This Agreement, when executed and delivered by the
         --------------
Company in accordance with the provisions hereof, shall be a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with Its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the enforcement of creditors' rights generally.

     13.  Insurance.  The Company shall, from time to time, make the good faith
          ---------
determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the Indemnitee with coverage for losses from wrongful acts, and to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of director and officer liability insurance, Indemnitee shall bo named as an insured in such a manner as to provide Indemnitee the same rights and benefits as arm, accorded to the most favorably insured of the Company's officers and directors. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, or if the coverage provided by such insurance Is limited by exclusions so as to provide an insufficient benefit. The Company shall promptly notify Indemnitee of any good faith determination not to provide such coverage.

     14.  Contract Right Not Exclusive.  The rights to payment of Indemnifiable
          ----------------------------
Amounts and advancement of Indemnifiable Expenses provided by this Agreement shall be in addition to, but not exclusive of, any other rights which Indemnitee may have at any time

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under applicable law, the Company's By-laws or Certificate of Incorporation or any other agreement, vote of stockholders or directors (or a committee of directors), or otherwise, both as to action in Indemnitee's official capacity and as to action in any other capacity as a result of Indemnitee's serving as a director of the Company.

     15.  Successors.  This Agreement shall be (a) binding upon all successors
          ----------
and assigns of the Company (including any transferee of all or a substantial portion of the business, stock and/or assets of the Company and any direct or indirect successor by merger or . consolidation or otherwise by operation of law) and (b) binding on and shall inure to the benefit of the heirs, personal representatives, executors and administrators of Indemnitee. This Agreement shall continue for the benefit of Indemnitee and such heirs, personal representatives, executors and administrators after Indemnitee has ceased to have Corporate Status.

     16.  Subrogation.  In the event of any payment of Indemnifiable Amounts
          -----------
under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of contribution or recovery of Indemnitee against other persons, and Indemnitee shall take, at the request of the Company, all reasonable action necessary to secure such rights, including the execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

     17.  Change in Law.  To the extent that a change in Delaware law (whether
          -------------
by statute or judicial decision) shall permit broader Indemnification or advancement of expenses than is provided under the terms of the By-laws of the Company and this Agreement, Indemnitee shall be entitled to such broader indemnification and advancements, and this Agreement shall be deemed to be amended to such extent.

     18.  Severability. Whenever possible, each provision of this Agreement
          ------------
shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement, or any clause thereof. shall be determined by a court of competent jurisdiction to be illegal, invalid or unenforceable, in whole or in part, such provision or clause shall be limited or modified in its application to the minimum extent necessary to make such provision or clause valid, legal and enforceable, and the remaining provisions and clauses of this Agreement shall remain fully enforceable and binding on the parties.

     19.  Indemnitee as Plaintiff.  Except as provided in Section 10(c) of this
          -----------------------
Agreement and in the next sentence, Indemnitee shall not be entitled to payment of Indemnifiable Amounts or advancement of Indemnifiable Expenses with respect to any Proceeding brought by Indemnitee against the Company, any Entity which it controls, any director or officer thereof, or any third party, unless the Company has consented to the initiation of such Proceeding. This Section shall not apply to counterclaims or affirmative defenses asserted by Indemnitee in an action brought against Indemnitee.

     20.  Modifications and Waiver.  Except as provided in Section 17 above with
          ------------------------
respect to changes in Delaware law which broaden the right of Indemnitee to be indemnified

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by the Company, no supplement, modification or amendment of this Agreement shall be binding unless executed in writing by each of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions of this Agreement (whether or not similar), nor shall such waiver constitute a continuing waiver.

     21.  General Notices.  All notices, requests, demands and other
          ---------------
communications hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered by hand, (b) when transmitted by facsimile and receipt is acknowledged, or (c) if mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

          (i) If to Indemnitee, to the Indemnitee's address or facsimile number set forth on the signature pages hereto

               With a copy to:

               Hutchins, Wheeler & Dittmar,
               A Professional Corporation
               101 Federal Street
               Boston, MA 02110
               Attention:  James Westra
               Facsimile:  (617) 951-1295

          (ii) If to the Company, to:

               Be Free, Inc.
               154 Crane Meadow Road
               Suite 100
               Marlboro, MA  01752
               Attention:  Steven Joseph, CFO
               Facsimile:  (508) 357-8889

               With a copy to:

               Hale and Dorr LLP
               60 State Street
               Boston, MA 02109
               Attention:  Jay E. Bothwick
               Facsimile:  (617) 526-5000

or to such other address as may have been furnished in the same manner by any party to the others.

     22.  Governing Law.  This Agreement shall be governed by and construed and
          -------------
enforced under the laws of the Commonwealth of Massachusetts without giving effect to the provisions thereof relating to conflicts of law.

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     23.  Consent to Jurisdiction.  The Company hereby irrevocably and
          -----------------------
unconditionally consents to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts. The Company hereby irrevocably and unconditionally waives any objection to the laying of venue of any Proceeding arising out of or relating to this Agreement in the courts of the Commonwealth of Massachusetts or the United States District Court for the District of Massachusetts, and hereby irrevocably and unconditionally waives and agrees ' not to plead or claim that any such Proceeding brought in any such court has been brought in an inconvenient form.

     24.  Agreement Governs.  This Agreement is to be deemed consistent wherever
          -----------------
possible with relevant provisions of the Company's By-laws and Certificate of Incorporation; however, in the event of a conflict between this Agreement and such provisions, the provisions of this Agreement shall control.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                           COMPANY:
                           -------

                           BE FREE, INC.

                           By:/s/ Stephen M. Joseph
                              ------------------------------------
                              Name: Stephen M. Joseph
                              Title: CFO


                           INDEMNITEE:
                           ----------

                           /s/ Dan Nova
                           ---------------------------------------
                           Print Name:  Dan Nova
                           Address:  c/o Highland Capital Partners
                           Two International Place
                           Boston, MA  02110

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